Cash and Bank Balances - Summary of Cash and Bank Balances (Detail) ¥ in Thousands, $ in Thousands		Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Current
Cash and cash equivalents		¥ 7,531,723	$ 1,087,959	¥ 5,915,916	$ 854,555	¥ 5,544,376	¥ 4,451,489
Short-term bank deposits	[1]	319,844	46,202	397,187
Restricted cash		61,516	8,886	120,490
Total		7,913,083	1,143,047	6,433,593
Cash and short-term bank deposits		¥ 7,913,083	$ 1,143,047	¥ 6,433,593

[1]	This short-term bank deposits relate to bank deposits with initial maturities of more than three months and subject to more than insignificant risk of changes in value upon withdrawal before maturity. The interest rate of these bank deposits as of December 31, 2025 for the Group ranged from 1.3% to 4.0% (2024: 2.4% to 5.5%).